Exhibit (10)(a)

AGREEMENT OF AMENDMENT

AGREEMENT OF AMENDMENT, dated as of June 30, 2003 (this “Amendment”), by and between, The First American Corporation, a California corporation (“First American”), for itself and on behalf of the First American Subsidiaries (as defined below), and Experian Information Solutions, Inc., an Ohio corporation (“Experian”; First American, together with Experian, each a “Party” and, collectively, the “Parties”).

W I T N E S S E T H:

WHEREAS, First American, certain subsidiaries of First American (the “First American Subsidiaries”) and Experian are parties to that certain Contribution and Joint Venture Agreement, made as of November 30, 1997 (the “Contribution Agreement”);

WHEREAS, First American, the First American Subsidiaries and Experian are parties to that certain Operating Agreement for First American Real Estate Solutions, a California limited liability company (“FARES”), dated as of November 30, 1997 (the “Operating Agreement”);

WHEREAS, First American Real Estate Information Services, Inc., one of the First American Subsidiaries (“FAREISI”), and Experian have formed a new California limited liability company, First American Real Estate Solutions II LLC (“FARES II”) for the purpose of owning and operating the ultimate entity which will own and operate the assets and liabilities of Abstracters’ Information Service, Inc., which assets and liabilities FAREISI contributed to FARES II on even date hereof.

WHEREAS, the Parties desire to amend the Contribution Agreement and the Operating Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used in (a) Section 3 of this Amendment shall have the meaning given thereto in the Contribution Agreement and (b) Section 4 of this Amendment shall have the meaning given thereto in the Operating Agreement.

2. Effectiveness of this Amendment. This Amendment shall become effective as of the date first above referenced (such date, the “Effective Date”).

3. Amendment to the Contribution Agreement. The Contribution Agreement is amended as follows:

(a) The following definition is added to Section 1.01:

““FARES II” shall mean First American Real Estate Solutions II LLC, a California limited liability company.

(b) The definition of “Adjusted Earnings” in Section 1.01 is deleted in its entirety and replaced with the following definition:

““Adjusted Earnings” means, for any period, the profits of NEWCO and FARES II, on a consolidated basis, assuming an effective tax rate of 40% (which percentage the Parties may from time to time hereafter agree to adjust to reflect material changes in tax rates), as determined in accordance with US GAAP and excluding extraordinary gains and charges, restructuring charges and other unusual or infrequently occurring items.”

(c) The phrase “NEWCO’s gross revenues” in both Section 5.10(a) and Section 5.10(b) is deleted in its entirety and replaced with the following phrase: “NEWCO’s and FARES II’s gross revenues, on a consolidated basis,”.

(d) The phrase “so long as the value of the Membership Interest then owned by EXPERIAN” in Section 6.01(a) is deleted in its entirety and replaced with the following phrase: “so long as the collective value of the Membership Interest and the membership interest in FARES II then owned by EXPERIAN”.

(e) The phrase “100% of the Membership Interest then owned by EXPERIAN” in each of Section 6.01(a) and 6.02(a) is deleted in its entirety and replaced with the following phrase: “100% of the Membership Interest then owned by Experian and 100% of the membership interest in FARES II then owned by EXPERIAN”.

(f) The phrase “100% of the Membership Interest of EXPERIAN” in Section 6.01(b) and 6.02(b) is deleted in its entirety and replaced with the following phrase: “100% of the Membership Interest then owned by EXPERIAN and 100% of the membership interest of FARES II then owned by EXPERIAN”.

(g) The phrase “EXPERIAN’s Membership Interest” in Section 6.01(b) and 6.02(b) is deleted in its entirety and replaced with the following phrase: “EXPERIAN’s Membership Interest and EXPERIAN’s membership interest in FARES II”.

(h) [Intentionally left blank.]

(i) [Intentionally left blank.]

(j) The phrase “of the Membership Interest then owned by EXPERIAN” in Section 6.02(c) is deleted in its entirety and replaced with the following phrase: “of the Membership Interest then owned by EXPERIAN and the membership interest of FARES II then owned by EXPERIAN”.

(k) The phrase “100% of the Membership Interest then owned by EXPERIAN” in Section 6.03 is deleted in its entirety and replaced with the following phrase: “100% of the Membership Interest then owned by EXPERIAN and 100% of the membership interest in FARES II then owned by EXPERIAN”.

(l) The phrase “100% of its Membership Interest” in Section 6.03 is deleted in its entirety and replaced with the following phrase: “100% of its Membership Interest and 100% of its membership interest in FARES II”.

(m) The phrase “sell its Membership Interest” in Section 6.03 is deleted in its entirety and replaced with the following phrase: “sell its Membership Interest and its membership interest in FARES II”.

(n) The phrase “representing such Membership Interest” in Section 6.03 is deleted in its entirety and replaced with the following phrase: “representing such Membership Interest and such membership interest in FARES II”.

(o) The phrase “sale of EXPERIAN’s Membership Interest” in Section 6.03 is deleted in its entirety and replaced with the following phrase: “sale of EXPERIAN’s Membership Interest and EXPERIAN’s membership interest in FARES II”.

(p) The phrase “100% of the Membership Interest then owned by EXPERIAN” in Section 6.04 is deleted in its entirety and replaced with the following phrase: “100% of the Membership Interest and 100% of the membership interests of FARES II then owned by EXPERIAN”.

(q) The phrase “100% of its Membership Interest” in Section 6.04 is deleted in its entirety and replaced with the following phrase: “100% of its Membership Interest and 100% its membership interest in FARES II”.

(r) The phrase “at which such Membership Interest” in Section 6.04 is deleted in its entirety and replaced with the following phrase: “at which such Membership Interest and such membership interest in FARES II”.

(s) The phrase “its Membership Interest pursuant” in Section 6.04 is deleted in its entirety and replaced with the following phrase: “its Membership Interest and membership interest in FARES II pursuant”.

(t) The phrase “representing such Membership Interest” in Section 6.04 is deleted in its entirety and replaced with the following phrase: “representing such Membership Interest and such membership interest in FARES II”.

(u) The phrase “sale of EXPERIAN’s Membership Interest” in Section 6.04 is deleted in its entirety and replaced with the following phrase: “sale of EXPERIAN’s Membership Interest and EXPERIAN’s membership interest in FARES II”.

(v) The phrase “value of the Membership Interest then owned” in Section 6.05(b) is deleted in its entirety and replaced with the following phrase: “value of the Membership Interest and the value of the membership interest in FARES II then owned”.

(w) Both instances of the phrase “100% of the Membership Interest then owned by EXPERIAN” in Section 6.05(b) are deleted in their entirety and replaced with the following phrase: “100% of the Membership Interest and 100% the membership interest in FARES II then owned by EXPERIAN”.

(x) The phrase “100% of its Membership Interest” in Section 6.05(b) is deleted in its entirety and replaced with the following phrase: “100% of its Membership Interest and 100% its membership interest in FARES II”.

(y) The phrase “sale of EXPERIAN’s Membership Interest” in Section 6.05(b) is deleted in its entirety and replaced with the following phrase: “sale of EXPERIAN’s Membership Interest and EXPERIAN’s membership interest in FARES II”.

(z) Section 6.05(b)(w) is deleted in its entirety and replaced with the following text: “(w) FAFCO shall deliver to EXPERIAN the cash purchase price in the amount of $80,000,000 in immediately available funds,”.

(aa) A new subsection (d) is added to Section 6.07 containing the following text:

“(d) It is the intent of the Parties that (i) EXPERIAN’s Membership Interest (including its Percentage Interest) in NEWCO shall at all times equal EXPERIAN’s membership interest (including its percentage interest) in FARES II and (ii) the FAFCO Members’ collective Membership Interest (including its Percentage Interest) in NEWCO shall at all times equal the FAFCO Members’ membership interest (including its percentage interest) in FARES II. If a transaction or other event occurs which results in a change in the FAFCO Members’ or EXPERIAN’s membership interest in NEWCO or FARES II without a corresponding change in such Party’s membership interest in FARES II or NEWCO, respectively (including, without limitation, a capital call by either NEWCO or FARES II in which either the FAFCO Members (or FAREISI with respect to FARES II) or EXPERIAN fails to participate in accordance with Section 4.04 of the Operating Agreement or the Operating Agreement of FARES II, as the case may be), each of the

Parties hereto agrees to negotiate in good faith to amend, modify or supplement the provisions of this Article VI (which may include adjusting the Put Price, the Call Price, the Trigger Date, the Put Option ceiling set forth in Section 6.01(c) and the Call Option floor set forth in Section 6.02(c)), in order to give effect to the Put Option and the Call Option and each of the Parties’ respective rights relating thereto on economic terms comparable to those set forth herein after taking into account any disparities in the Parties’ relative ownership of NEWCO and FARES II.”

(bb) The phrase “purchase of EXPERIAN’S Membership Interest” in each of Section 6.08(a) and (d) is deleted in its entirety and replaced with the following phrase: “purchase of EXPERIAN’S Membership Interest and EXPERIAN’S membership interest in FARES II”.

(cc) The address for EXPERIAN in Section 10.06(a) is deleted in its entirety and replaced with the following:

“Experian Information Solutions, Inc.

475 Anton Blvd.

Costa Mesa, California 92626-7036

Telephone: (714) 830-5331

Facsimile: (714) 830-2513

Attention: Senior Vice President and Lead Counsel”.

(dd) The address for FAFCO, FAREISI or any other FAFCO Member in Section 10.06(b) is deleted in its entirety and replaced with the following:

“The First American Corporation

1 First American Way

Santa Ana, California 92707

Telephone: (714) 800-3000

Facsimile: (714) 800-3403

Attention: President

with a copy to:

White & Case LLP

633 West Fifth Street, 19th Floor

Los Angeles, California 90071

Telephone: (213) 620-7700

Facsimile: (213) 687-0758

Attention: Neil W. Rust”.

4. Amendment to the Operating Agreement. The Operating Agreement is amended as follows:

(a) The following definitions are added to Section 1.01:

““FARES II” means First American Real Estate Solutions II LLC, a California limited liability company.

“FARES II Net Profits” shall mean Net Profits as defined pursuant to the FARES II Operating Agreement.

“FARES II Operating Agreement” means that certain Operating Agreement of FARES II, dated as of June 30, 2003.”

(b) In Section 4.03(a) the text “(alone or together with FARES II) is inserted after the phrase “any acquisition by the Company”.

(c) In Section 4.03(a)(ii) the text “and/or FARES II” is inserted after the phrase “(ii) the Company”.

(d) In Section 4.03(b) the text “with any assets of FARES II sold, transferred or disposed in such transaction or a related transaction,” is inserted after the text “, in the aggregate,”.

(e) In Section 4.03(g) the text “, together with any loan by or use of assets of FARES II,” is inserted after the phrase “singularly or in the aggregate”.

(f) In Section 4.03(k) the text “, together with consideration paid to or by FARES II in such transaction or a related transaction,” is inserted after the phrase “involving estimated consideration”.

(g) The text “Company) and (2) for the” in Section 5.05(a)(y) is deleted in its entirety and replaced with the following text: “Company), (2) for the”.

(h) The following text is added at the end of Section 5.05(a) before the period: “, (3) for the six month period from July 1, 2003 to December 31, 2003, the Management Committee shall distribute an amount equal to one-half of the difference of (A) the net income of FARES II for such six month period minus (B) any distribution made pursuant to clause (i) of Section 5.05(a) of the FARES II Operating Agreement for such six month period and (4) for the one year period from January 1, 2004 to December 31, 2004, the Management Committee shall distribute an amount equal to one-half of the difference of (A) the FARES II Net Profits minus (B) any distribution made pursuant to clause (i) of Section 5.05(a) of the FARES II Operating Agreement for such one year period.

(i) The address for the Company in Section 10.03 is deleted in its entirety and replaced with the following:

“c/o The First American Corporation

1 First American Way

Santa Ana, California 92707

Telephone:	(714) 800-3000
Facsimile:	(714) 800-3403
Attention:	President”

(j) The address for the FAFCO Members in Section 10.03 is deleted in its entirety and replaced with the following:

“The First American Corporation

1 First American Way

Santa Ana, California 92707

Telephone:	(714) 800-3000
Facsimile:	(714) 800-3403
Attention:	President”

with a copy to:

White & Case LLP

633 West Fifth Street, 19th Floor

Los Angeles, California 90071

Telephone:	(213) 620-7700
Facsimile:	(213) 687-0758
Attention:	Neil W. Rust”.

(k) The address for EXPERIAN in Section 10.03 is deleted in its entirety and replaced with the following:

“Experian Information Solutions, Inc.

475 Anton Blvd.

Costa Mesa, California 92626-7036

Telephone: (714) 830-5331

Facsimile: (714) 830-2513

Attention: Senior Vice President and Lead Counsel”.

5. Dissolution Event. Upon the occurrence of a Dissolution Event (as defined in that certain Operating Agreement for First American Real Estate Solutions, dated November 30, 1997, to which First American and Experian are parties (the “Operating Agreement”)), First American and Experian agree, and First American agrees to cause the First American Subsidiaries to agree, to sell to the Remaining Members (as defined in the Operating Agreement), if such Remaining Members consent to the continuation of the business of the Company, all of their respective membership interests in FARES II to the Remaining Members for no additional consideration, it being understood and agreed that the purchase price payable pursuant to Section

8.03 of the Operating Agreement includes the consideration payable in connection with the purchase of FARES II.

6. Miscellaneous.

(a) Except as expressly modified by this Amendment, the Contribution Agreement shall continue to be and remain in full force and effect in accordance with its terms. Any future reference to the Contribution Agreement shall from and after the Effective Date be deemed to be a reference to the Contribution Agreement as amended by this Amendment.

(b) This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

(c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

(d) This Amendment may be executed by facsimile signature and each such signature shall be treated in all respects as having the same effect as the original signature.

IN WITNESS WHEREOF, each of the Parties has caused its name to be hereunto subscribed by its officer thereunto duly authorized, all as of the day and year first above written.

THE FIRST AMERICAN CORPORATION

By:	/s/ KENNETH D. DEGIORGIO

Name: Title:

EXPERIAN INFORMATION SOLUTIONS, INC.

By:	/s/ SCOTT N. LESLIE

Name: Scott N. Leslie Title: Assistant Secretary